Natus Medical Announces First Quarter 2017 Financial Results

•	Reports first quarter 2017 revenue of $124.7 million

•	Reports first quarter GAAP earnings per share of $0.01 and non-GAAP of $0.30 per share

PLEASANTON, Calif. (April 26, 2017) - Natus Medical Incorporated (NASDAQ: BABY) today announced financial results for the three months ended March 31, 2017.

For the first quarter ended March 31, 2017, the Company reported revenue of $124.7 million, an increase of 42.8% compared to $87.3 million reported for the first quarter 2016. GAAP gross profit margin was 53.5% vs. 62.1% reported for the first quarter 2016. GAAP net income was $0.3 million, or $0.01 per diluted share, compared with GAAP net income of $8.5 million, or $0.26 per diluted share in the first quarter 2016.

Non-GAAP earnings per diluted share was $0.30 for the first quarter 2017, compared to $0.34 in the first quarter 2016. Non-GAAP net income was $9.8 million for the first quarter 2017 compared to the prior year's first quarter non-GAAP net income of $11.1 million. Non-GAAP gross profit margin was 57.8% vs. 63.1% reported for the first quarter of 2016.

The Company repurchased $1.3 million of its stock during the first quarter of 2017.

"While I am very pleased with our record first quarter revenues, earnings came in below our guidance. Newly acquired Otometrics had a strong quarter and is ahead of our plan to achieve 10% non-GAAP operating profit margins for 2017. The integration of Otometrics is going well and we continue to believe Otometrics can grow revenues 5% to 10% in the years ahead. Lower earnings were primarily due to a higher operation cost structure in our newborn care business unit as well as reduced margins for Peloton, our hearing screening service. We experienced lower birth rates and a shift by government payers resulting in lower reimbursements in our Peloton business. We are working to expand the services offered by Peloton as well as customer payment sources to improve profitability," said Jim Hawkins, President and Chief Executive Officer of the Company.

"I am also pleased that we completed product shipments for the prepaid portion of Venezuelan order by shipping approximately $9.0 million in the quarter.

"Overall I am very pleased with the growth of our business as we drive to achieve over $500 million in revenues in 2017. By the end of the year we plan to have our costs back in line with our business model." said Hawkins.

Financial Guidance

For the second quarter of 2017, the Company provided revenue guidance of $121.0 million to $123.0 million and non-GAAP earnings per share guidance of $0.32 to $0.34.

For the full year 2017, the Company maintained revenue guidance of $505.0 million to $510.0 million and reduced its non-GAAP earnings per share to $1.70 to $1.75 from $1.80 to $1.85.

The Company's non-GAAP earnings per share guidance excludes charges for amortization expense associated with intangible assets from prior acquisitions, which the Company expects to be approximately $4.9 million and $19.1 million for the second quarter 2017 and full year, respectively, and which the Company expects will reduce GAAP earnings per share by approximately $0.15 and $0.60 for the respective periods. Non-GAAP earnings per share also excludes the direct and transition costs of the Otometrics acquisition, which are estimated to be approximately $4 million to $5 million for the full year 2017.

Use of Non-GAAP Financial Measures

The Company presents in this release its non-GAAP net income, non-GAAP earnings per share, non-GAAP gross margin and non-GAAP operating margin results which exclude amortization expense associated with certain acquisition-related intangibles, restructuring charges, certain discreet items, direct costs of acquisitions, and the related tax effects. A reconciliation between non-GAAP and GAAP financial measures is included in this press release.

The Company believes that the presentation of results excluding these charges or gains provides meaningful supplemental information to both management and investors that is indicative of the Company's core operating results and better reflects the ongoing economics of the Company's operations. The Company believes these non-GAAP financial measures facilitate comparison of operating results across reporting periods.

Specifically, the Company excludes the following charges, gains, and their related tax effects in the calculation of non-GAAP net income, non-GAAP earnings per share and non-GAAP operating expense and excludes all but restructuring charges from the calculation of non-GAAP gross margin: 1) Non-cash amortization expense associated with certain acquisition-related intangibles. The charges reflect an estimate of the cost of acquired intangible assets over their estimated useful lives. 2) Restructuring charges. The Company has over time completed multiple acquisitions of other companies and businesses. Following an acquisition the Company will, as it determines appropriate, initiate restructuring events to eliminate redundant costs. Restructuring expenses which are excluded in the non-GAAP items are exclusively related to permanent reductions in our workforce and redundant facility closures. 3) Certain discreet items. These items represent significant infrequent charges or gains that management believes should be viewed outside of normal operating results. These items are specifically identified when they occur. 4) Direct costs of acquisitions. These are direct acquisition-related costs that occur when the Company makes an acquisition, such as professional fees, due diligence costs, and earn-out adjustments.

The Company applies GAAP methodologies in computing its non-GAAP tax provision by determining the annual expected effective tax rate after taking into account items excluded for non-GAAP financial reporting purposes.  The Company’s non-GAAP tax expense and its non-GAAP effective tax rate are generally higher than its GAAP tax expense and GAAP effective tax rate because the income subject to taxes would be higher due to the effect of the items excluded from non-GAAP financial reporting.

The Company's management uses these non-GAAP financial measures in assessing the Company's performance and when planning, forecasting, and analyzing future periods and the Company believes that investors also benefit from being able to refer to these non-GAAP financial measures along with the GAAP operating results. These non-GAAP financial measures also facilitate management's internal comparisons to the Company's historical performance. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for or superior to financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated.

Conference Call

Natus has scheduled an investment-community conference call to discuss this announcement beginning at 11:00 a.m. Eastern Time (8:00 a.m. Pacific Time) today, April 26, 2017. Individuals interested in listening to the conference call may do so by dialing 1-844-634-1441 for domestic callers, or 1-508-637-5658 for international callers, and entering reservation code 2514858. A telephone replay will be available for 48 hours following the conclusion of the call by dialing 1-855-859-2056 for domestic callers, or 1-404-537-3406 for international callers, and entering reservation code 2514858. The conference call also will be available real-time via the Internet at http://investor.natus.com, and a recording of the call will be available on the Company’s Web site for 90 days following the completion of the call.

About Natus Medical Incorporated

Natus is a leading provider of healthcare products and services used for the screening, detection, treatment, monitoring and tracking of common medical ailments in neurological dysfunction, epilepsy, sleep disorders, newborn care, hearing impairment and balance and mobility disorders.

Additional information about Natus Medical can be found at www.natus.com.

Forward-Looking Statements

This press release contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, particularly statements regarding the expectations, beliefs, plans, intentions and strategies of Natus. These forward-looking statements include statements regarding Otometrics revenue growth rate, increasing the profitability of Otometrics, our achieving $500 million in revenue in 2017, the anticipated revenue and GAAP and non-GAAP earnings per share for the second quarter and full year 2017 and the impact of amortization expense associated with acquisition-related intangible assets. These statements relate to current estimates and assumptions of our management as of the date of this press release and involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to differ materially from those expressed or implied by the forward-looking statements. Forward-looking statements are only predictions and the actual events or results may differ materially. Natus cannot provide any assurance that its future results or the results implied by the forward-looking statements will meet expectations. Our future results could differ materially due to a number of factors, including the effects of competition, our ability to successfully integrate the Otometrics acquisition and achieve our profitability goals for Otometrics, the demand for our products and services, the impact of adverse global economic conditions and changing governmental regulations, including foreign exchange rate changes, on our target markets, our ability to expand our sales in international markets, our ability to maintain current sales levels in a mature domestic market, our ability to control costs, risks associated with bringing new products to market and integrating acquired businesses, shipments and revenue associated with our Medix' subsidiary's contract with the Venezuela Ministry of Health and our ability to fulfill product orders on a timely basis. Natus disclaims any obligation to update information contained in any forward looking statement.

More information about potential risk factors that could affect the business and financial results of Natus is included in Natus' annual report on Form 10-K for the year ended December 31, 2016, and its subsequent quarterly reports on Form 10-Q and in other reports filed from time to time by Natus with the U.S. Securities and Exchange Commission.

Natus Medical Incorporated
Jonathan A. Kennedy
Executive Vice President and Chief Financial Officer
(925) 223-6700
InvestorRelations@Natus.com

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(in thousands, except per share amounts)

	Quarter Ended
	March 31, 2017	March 31, 2016
Revenue	$124,660	$87,329
Cost of revenue	56,913	32,469
Intangibles amortization	1,000	601
Gross profit	66,747	54,259
Gross profit margin	53.5%	62.1%
Operating expenses:
Marketing and selling	32,215	20,596
Research and development	12,753	7,802
General and administrative	16,016	12,481
Intangibles amortization	4,074	2,134
Restructuring	286	35
Total operating expenses	65,344	43,048
Income from operations	1,403	11,211
Interest expense	(980)	(18)
Other income/(expense), net	(59)	474
Income before tax	364	11,667
Provision for income tax expense	16	3,129
Net income	$348	$8,538
Earnings per share:
Basic	$0.01	$0.26
Diluted	$0.01	$0.26
Weighted-average shares:
Basic	32,485	32,606
Diluted	33,040	33,222

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	March 31,	December 31,
	2017	2016
ASSETS

Current assets:
Cash and investments	$112,862	$247,570
Accounts receivable, net	114,386	86,638
Inventories	67,684	49,587
Other current assets	21,539	22,004
Total current assets	316,471	405,799

Property and equipment, net	20,896	17,333
Goodwill and intangible assets	316,639	190,277
Deferred income tax	14,678	14,915
Other assets	20,171	20,688
Total assets	$688,855	$649,012

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$26,073	$18,700
Accrued liabilities	44,652	37,895
Deferred revenue	14,811	23,346
Total current liabilities	85,536	79,941

Long-term liabilities:
Long-term debt, net	149,889	140,000
Deferred income tax	24,811	3,684
Other long-term liabilities	8,208	8,012
Total liabilities	268,444	231,637
Total stockholders’ equity	420,411	417,375
Total liabilities and stockholders’ equity	$688,855	$649,012

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)
(in thousands)

	Quarter Ended
	March 31, 2017	March 31, 2016
Operating activities:
Net income	$348	$8,538
Adjustments to reconcile net income to net cash provided by operating activities:
Provision for losses on accounts receivable	1,719	352
Depreciation and amortization	6,744	4,223
Loss on disposal of property and equipment	5	15
Warranty reserve	2,563	929
Share-based compensation	2,756	2,901
Changes in operating assets and liabilities:
Accounts receivable	(1,157)	10,266
Inventories	4,453	(903)
Prepaid expenses and other assets	2,212	(15)
Accounts payable	(1,088)	(3,790)
Accrued liabilities	(7,929)	(3,688)
Deferred revenue	(9,183)	446
Deferred income tax	1,029	108
Net cash provided by operating activities	2,472	19,382
Investing activities:
Acquisition of businesses, net of cash acquired	(141,705)	(5,649)
Purchases of property and equipment	(971)	(1,921)
Purchase of intangible assets	—	2
Sale of short-term investments	24,935	—
Net cash used in investing activities	(117,741)	(7,568)
Financing activities:
Proceeds from stock option exercises and Employee Stock Purchase Program purchases	248	623
Repurchase of common stock	(1,308)	(9,063)
Taxes paid related to net share settlement of equity awards	(2,597)	(2,017)
Deferred debt issuance costs	(38)	—
Contingent consideration earn-out	(2,000)	(1,284)
Proceeds from borrowings	10,000	6,000
Payments on borrowings	—	(6,000)
Net cash used in financing activities	4,305	(11,741)
Exchange rate changes effect on cash and cash equivalents	1,191	(1,257)
Net increase in cash and cash equivalents	(109,773)	(1,184)
Cash and cash equivalents, beginning of period	213,551	82,469
Cash and cash equivalents, end of period	$103,778	$81,285

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP ADJUSTMENTS (UNAUDITED)
(in thousands, except per share amounts)

	Quarter Ended
	March 31, 2017	March 31, 2016
GAAP based results:
Income before provision for income tax	$364	$11,667

Non-GAAP adjustments:
Intangibles Amortization - Cost of revenue	1,000	601
Intangibles Amortization - Operating expense	4,074	2,135
Recall Accrual and Remediation Efforts (COGS)	2,277	267
Recall Accrual and Remediation Efforts (R&D)	2,697	—
Restructuring	286	35
Litigation	586	—
Direct costs of acquisitions (COGS)	1,969	—
Direct costs of acquisitions (M&S)	(5)	—
Direct costs of acquisitions (G&A)	6	—
Direct costs of acquisitions (OI&E)	24	—
Non-GAAP income before provision for income tax	13,278	14,705

Income tax expense, as adjusted	$3,450	$3,575

Non-GAAP net income	$9,828	$11,130
Non-GAAP earnings per share:
Basic	$0.30	$0.34
Diluted	$0.30	$0.34

Weighted-average shares used to compute
Basic non-GAAP earnings per share	32,485	32,606
Diluted non-GAAP earnings per share	33,040	33,222

GAAP Gross profit	66,747	54,259
Amortization of intangibles	1,000	601
Acquisition charges	1,969	—
Recall Accrual and Remediation Efforts	2,277	267
Non-GAAP Gross Profit	71,993	55,127
Non-GAAP Gross Margin	57.8%	63.1%

GAAP Operating profit	1,403	11,211
Amortization of intangibles	5,074	2,736
Recall Accrual and Remediation Efforts	4,974	267
Litigation	586	—
Restructuring and acquisition charges	2,256	35
Non-GAAP Operating profit	14,293	14,249
Non-GAAP Operating margin	11.5%	16.3%

NATUS MEDICAL INCORPORATED AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP ADJUSTMENTS (UNAUDITED)
(in thousands, except per share amounts)

	Quarter Ended
	March 31, 2017	March 31, 2016
GAAP Provision for income tax expense	16	3,129
Effect of accumulated change of pretax income	3,249	796
Effect of change in annual expected tax rate	185	200
Tax audit reserve	—	(550)
Non-GAAP Income tax expense, as adjusted	3,450	3,575

	Quarter Ended	Year to Date
	June 30, 2017	December 31, 2017
GAAP EPS Guidance	$0.11 - $0.13	$0.96 - $1.01
Amortization of Intangibles	0.15	0.60
Restructuring	—	0.01
Litigation	—	0.03
Recall Accrual and Remediation Efforts	0.06	0.19
Direct cost of acquisitions	0.06	0.15
Tax effect	(0.06)	(0.24)
Non-GAAP EPS Guidance	$0.32 - $0.34	$1.70 - $1.75